Exhibit 99.1

Unilife Corporation Provides Trading Update

YORK, PA, September 29, 2016 / PR Newswire/ — Unilife Corporation (“Unilife” or the “Company”) (NASDAQ: UNIS; ASX: UNS) announced today that the Company will not be able to file its audited financial statements by September 30, 2016. As a result, pursuant to rules of the Australian Securities Exchange (“ASX”), trading in the Company’s CHESS Depositary Interests (“CDIs”) on the ASX will be suspended prior to the opening of trading on the ASX on October 3, 2016, or earlier if ASX accepts the Company’s request for an immediate voluntary suspension of trading prior to such date. Trading of the Company’s CDIs will not resume until the Company files its audited financial statements with the ASX.

On September 29, 2016, the NASDAQ Stock Market LLC (“NASDAQ”) informed the Company that at this time, NASDAQ does not intend to halt trading of the Company’s common stock on NASDAQ following a suspension of trading of the Company’s CDIs on the ASX.

The Company expects to file both its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 (“Form 10-Q”) and its Annual Report on Form 10-K (“Form 10-K”) for the year ended June 30, 2016 in advance of expiration of NASDAQ’s November 7, 2016 deadline to regain compliance with NASDAQ Listing Rule 5250(c)(1).

About Unilife Corporation

Unilife Corporation (NASDAQ:UNIS / ASX: UNS) is a U.S. based developer and commercial supplier of injectable drug delivery systems. Unilife has a portfolio of innovative, differentiated products with a primary focus on wearable injectors. Products within each platform are customizable to address specific customer, drug and patient requirements. Unilife’s global headquarters and manufacturing facilities are located in York, PA. For more information, visit www.unilife.com.

General: UNIS-G

Investor Contact (US):

Jeremy Feffer

Unilife Corporation

+1-717-384-3450

investors@unilife.com

Investor Contact (Australia):

Jeff Carter

Unilife Corporation

+61 2 8346 6500

Forward-Looking Statements

This press release contains forward-looking statements. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to our management. Our management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We do not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from our historical experience and our present expectations or projections. Such risks include, but are not limited to, the impact of the delay in the Company’s completion of the filing of the Form 10-Q and the Form 10-K; negative reactions from the Company’s creditors, stockholders, strategic partners or customers to the financial information that the Company ultimately files with the SEC in the Form 10-Q, the Form 10-K or in other disclosures of the Company, or to the audited financial statements the Company ultimately files with the ASX; the Company’s ability to comply with or obtain waivers under the Company’s debt instruments; ; that the Company’s common stock will be delisted from trading on NASDAQ; the impact of a suspension of trading of the Company’s CDIs on the ASX; that the Company will be unable to file the Form 10-Q and the Form 10-K with the SEC by November 7, 2016 or otherwise regain compliance with the NASDAQ listing requirements; and the financial impact to the Company as a result of the foregoing. Additional risks and uncertainties include, but are not limited to, those described in the “Risk Factors” set forth in the prospectus supplement, dated February 22, 2016, in “Item 1A. Risk Factors” and elsewhere in our Annual Report on Form 10-K, and those described from time to time in other reports which we file with the Securities and Exchange Commission.